Exhibit 99.1

Enphase Energy Analyst Day Profitable Top Line Growth August 16, 2018

Safe Harbor Use of forward-looking statements The information in this presentation contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended. Such statements are based upon current expectations that involve risks and uncertainties. Any statements that are not of historical fact, may be forward-looking statements. The words “anticipates,” “believes,” “continues,” “designed,” “estimates,” “expects,” “goal,” “intends,” “likely,” “may,” “ongoing,” “plans,” “projects,” “pursuing,” “seeks,” “should,” “will,” “would” and similar expressions (including the negatives thereof) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, expectations or objectives disclosed in our forward-looking statements and the assumptions underlying our forward-looking statements may prove incorrect. Therefore, you should not place undue reliance on our forward-looking statements. Actual results or events may differ significantly from the results discussed in the forward-looking statements we make. All forward-looking statements in this presentation are based on information available to us as of the date of this presentation and we assume no obligation to update any such forward-looking statements. We also refer you to the documents the Company files from time to time with the Securities and Exchange Commission (“SEC which contain and identify important factors that could cause the actual results for the Company on a consolidated basis to differ materially from expectations. Before you invest, you should read the documents the Company has filed with the SEC for more complete information about the Company. You may get the other documents the Company files with the SEC for free by visiting EDGAR on the SEC website at www.sec.gov. Industry information Information regarding market and industry statistics contained in this presentation is based on information available to us that we believe is accurate. It is generally based on publications that are not produced for purposes of economic analysis. Non-GAAP financial metrics The Company has presented certain non-GAAP financial measures in this presentation. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Appendix to this presentation. Non-GAAP financial measures presented by the Company include non-GAAP gross margin, operating expenses, income (loss) from operations, net loss and free cash flow. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. Enphase believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business. As presented in the “Reconciliation of Non-GAAP Financial Measures” table in the Appendix to this presentation, each of the non-GAAP financial measures excludes one or more of the following items for purposes of calculating non-GAAP financial measures to facilitate an evaluation of the Company’s current operating performance and a comparison to its past operating performance: Stock-based compensation expense. The Company excludes stock-based compensation expense from its non-GAAP measures primarily because they are non-cash in nature. Moreover, the impact of this expense is significantly affected by the Company’s stock price at the time of an award over which management has limited to no control. Restructuring charges. The Company excludes restructuring charges due to the nature of the expenses being unplanned and arising outside the ordinary course of continuing operations. These costs primarily consist of fees paid for restructuring-related management consulting services, cash-based severance costs related to workforce reduction actions, asset write-downs of property and equipment and lease loss reserves, and other contract termination costs resulting from restructuring initiatives. Reserve for non-recurring legal matter. This item represents a charge taken for the potential settlement cost related to a dispute with a vendor. This item is excluded as it relates to a specific matter and is not reflective of the Company’s ongoing financial performance. Acquisition-related expenses. This item represents expenses incurred related to the Company’s acquisition of SunPower’s microinverter business, which are non-recurring in nature and not reflective of the Company's ongoing financial performance. Non-cash interest expense. The Company excludes non-cash interest expense, which consists primarily of amortization of debt issuance costs, because the expense does not represent a cash outflow for the Company except in the period the financing was secured and such amortization expense is not reflective of the Company’s ongoing financial performance. Free cash flow. The Company excludes cash provided by or used in financing activities from free cash flow, which the Company believes is the best measure of how much cash the business generates after accounting for capital expenditures.

Agenda Name Title Topic Duration Badri Kothandaraman CEO Profitable Top Line Growth 45 min Special Topic 30 min Raghu Belur CPO Ensemble Solar And Storage 45 min Break 15 min Jeff McNeil VP Customer Experience 30 min Eric Branderiz CFO Solid Financial Foundation 30 min Q&A 45 min

Profitable Top Line Growth Badri Kothandaraman President & CEO

Enphase The #1 Microinverter Company In The World To Deliver Technology Solutions That Make Clean Energy Affordable, Reliable And Accessible To All Founded In 2006, Total # Of Employees: 385, As Of June 30, 2018 Headquarters: Petaluma, California With Offices Globally Our Customers Are Installers And Homeowners 17+ Million Units, Representing 4+ Gigawatts Shipped To Date #2 Residential Inverter Market Share In US, Prior To The Acquisition Of The Microinverter Business From SunPower 790,000+ Systems In Over 120 Countries, As Of June 30, 2018 2017 Revenue: $286 Million, 838 MW Shipped Our Mission

Management Has Deep Semiconductor And Solar Expertise

Badri Kothandaraman
President and CEO



- Former COO At Enphase, Exec VP At Cypress Semiconductor For Memory And IoT Products
- B.Tech From IIT Madras And Masters In Materials Science From U.C. Berkeley
- Attended The Stanford Executive Program And Holds 8 US Patents

Eric Branderiz
Chief Financial Officer



- 20+ Years Of Semiconductor, Energy And Solar Industry Finance And Operations Experience
- Former Tesla VP, Corporate Controller, And Chief Accounting Officer
- Former SVP, And Chief Accounting Officer At Sunpower & Spansion
- CPA, Bachelor's Degree in Business Commerce With Accounting Concentration From Univ Of Alberta

Raghu Belur
Chief Products Officer



- Co-founder Of Enphase And Commercialized The World's First Microinverter System
- Developed High-speed Optical Communication Technology For Cerent (Acquired By Cisco)
- Master's Degree In EE From Texas A&M And MBA From Berkeley's Haas School Of Business

Martin Fornage
Chief Technology Officer



- Co-founder Of Enphase And Developed The World's First Microinverter System
- 20 Years Designing Power Supplies, Fiber Optics, Wireline And RF Communications
- "Ingénieur Diplômé D'état" Degree From ENSEA In France
- Holds 80 US Patents

David Ranhoff
Chief Commercial Officer



- Seasoned Executive In Solar And Semiconductor Manufacturing
- Key Leadership Roles In Solar At GCL- Poly Solar, SunEdison And Solaicx
- Former CEO Of Credence Systems, A Semiconductor Equipment Manufacturer
- BSEE From Northeastern University And Attended The Stanford Executive Program

Jeff McNeil
VP, Quality and Service



- Seasoned Executive In Semiconductor And Disk Drive Industry With 35 Years Experience
- SVP Operations At Cypress, Transformed Supply Chain Management
- Led A Precedent Setting FCC Certification For At-a-distance Wireless Power At Energous
- BS Chemical Eng. From San Jose State University

6 | © 2018 Enphase Energy, Inc. | CONFIDENTIAL

ENPHASE.

What Is Enphase’s Strategy 30-20-10 World Class Customer Experience Profitable Top Line Growth Solid Financial Foundation A C D B

Financial Turnaround A Percent $M $58.5M $30M All numbers reflected are on Non-GAAP Basis, refer to Appendix for reconciliation to the most comparable GAAP measure

Marching Towards Operational Excellence A All numbers reflected are on Non-GAAP Basis, refer to Appendix for reconciliation to the most comparable GAAP measure $M

Pricing Evolving From Transactional To Value-Based Strategy Discipline: Transactional Control Across Sales Channels, Market Segments & Regions Segmentation: Increase Value From Premium Offerings (ACM, High Power) Services & Software: Tripled To-date And We Expect Will Triple Again In 2019 Innovation: Create Differentiated Products Like Ensemble A

Investing And Reducing Our Expenses A All Numbers In Millions All numbers reflected are on Non-GAAP Basis, refer to Appendix for reconciliation to the most comparable GAAP measure $M

2017 Was “Fixing Operations” A All Numbers In Millions Revenue Stagnant Address Gaps Through Product Innovation And Solving Customer Problems Did Not Service Valued Customers Due To High Costs Missed Out On Storage Due To Not Having The Right Product Regional Gaps 96-Cell Compatibility Revenue Stagnant

What is Enphase’s Strategy 30-20-10 World Class Customer Experience Profitable Top Line Growth Solid Financial Foundation A C D B

Residential Solar Is An Attractive Market Source: Enphase Estimates Enphase Has The Right Products To Address The Growing Residential Market Stable And Growing Market (10% CAGR 16’ – ’22) Growth Expected From All Regions Enphase’s Addressable Market Is ~ 40% Today We Expect To Improve This By Regional Expansion, AC Modules And Ensemble B Residential Solar – All countries Total Addressable Market Enphase Addressable Market

Residential Storage Market Is Showing Strong Growth Enphase Is Well Positioned To Capitalize On This Growth With Ensemble Storage Has Become Affordable Market Expected To Grow At A CAGR Of 34% Most Systems Today Are Based On Lithium-Ion Chemistry Key Customer Requirements Are Cost, Safety, Reliability And Self Consumption Storage Attach With Solar Is Increasing B Source: Frost and Sullivan Report, 2016 Residential Battery Storage MWh Capacity Additions – All Countries Total Addressable Market Enphase Addressable Market

Software = Value Driver For Enphase B Software Defined Architecture Rapid Entry Into New Regions Advanced Grid Functions Configured In Software Enlighten Manager Panel Level Monitoring Over-The-Air Firmware Upgrades Early Failure Detection MyEnlighten Energy Performance And Education For Homeowners Installer Toolkit Enables Crews To Configure And Verify Operation Of Each System

ASIC = Value Driver For Enphase 2014 2019 $X $0.2X ASIC Cost B Heron 2 – IQ 6 Control algorithm improvements 2.8 Million Gates Swift – IQ 8 Ensemble Support 5.0 Million Gates Heron 1 – S280 Advanced grid functions Reactive power control Heron 3 – IQ 7 (Today) Die shrink 3.8 Million Gates Swift 2 – IQ 9 Die shrink Higher performance

Software + ASIC = Digitizing Energy Today Tomorrow Power Electronics Controlled By Digital Architecture Digital Architecture Implemented By Semiconductor Integration Nanosecond Control Enables Fast Reaction To Grid Faults Component Integration Into ASIC Improves Quality And Cost IoT System Managed Via Software Enables Greater Flexibility Fewer Components More ASIC Integration New Materials Provide Grid Independence Machine Learning Enables Customization And Optimization B

Profitable Top Line Growth Vectors B Expand Into New Regions, Leveraging Software Configurability Of IQ Platform Create High Power & High Performance Microinverters, Through Architectural Innovation Create Value By Reducing Installation Time And Logistics Create Module Partnerships To Grow Share Transform Access To Energy And Create New Markets. Available In The First Half Of 2019. Regional Expansion AC Modules 1 3 High Power & High Performance Products Ensemble Solar and Storage 2 4

Regional Expansion With IQ 7 B1 Source: Enphase Estimates Software Defined Architecture Allows For Rapid Entry Into New Regions Single SKU Hardware Reduces Inventory And Provides Faster Logistics IQ 7 Adds 1GW Of Addressable Market Expansion Further Into EMEA And LATAM Enables Competitive Product For India Market IQ 7/7+/7X Caters To Diverse Power Needs Of Customer

B2 High Power, High Performance Products

Single Stage Architecture Results In 97.5% Efficiency With Polymer Case


High power - AC
>500W
425W
320W
300W
280W
250W
M250
S280
IQ6, 6+
IQ7, 7+
IQ7X - US
IQ7X - RoW
425W product
500W product
96-Cell Modules – SunPower, Panasonic
Highest Power Enphase Microinverter To Date
Compatible With AC Modules
<2017
2018
2019
>2020

21 | © 2018 Enphase Energy, Inc. | CONFIDENTIAL

ENPHASE.

AC Modules Are The Future Of Residential Solar B3 Faster Installation 20 - 40% Reduction In Installation Time* Logistics & Supply Chain 10 - 12% Reduction* High Quality Of Installation Plug And Play Easy Training Plug And Play Great Module Partners SunPower, Panasonic, Solaria, Jinko, LG Source: Enphase ACM Installer Survey, December 2017, Sample Size 38 *Reduction relative to Enphase Discrete Solution

Acquisition Of SunPower’s Microinverter Business B3 High Performance, High Quality, Easy-To-Use Home Solar Systems Advances AC Modules As The Future Of Residential Solar Enphase Is The Exclusive MLPE Supplier For SunPower’s Residential Business In The US Closed August 9, 2018 $15M Cash & 7.5M Shares At Close $10M Cash By 12/9/2018 Expect IQ7XS Volume Shipments In Q4’18 And Acceleration Of Ramp Through 2019 Full Potential Of Business Expected To Be $60-70M Per Year With Non-GAAP Gross Margin Of 33-35%

B3 Long Tail Tier 1 AC Modules: Serving Long Tail And Tier 1 Installers Enphase EnergizedTM

Ensemble Is An Energy Management Technology Enables Solar Even When Grid Is Not Present Includes High Capacity, Flexible Storage With Backup, Ideal for Residential Market Creates an AC Marketplace For Solar, Storage, Load Control, Grid And Generator IQ 8 Based On Ensemble Can Transform Access To Energy Enphase Ensemble = Path To Energy Independence B4 Solar Grid Load Storage Generator AC Extensible Across Multiple Homes

Sunnova – A Strategic Partner To Enphase B4 Leading Privately Held Residential Solar and Storage Service Provider In the USA Sunnova partners with a qualified network of regional solar installation specialists to facilitate the sale and installation of solar and storage, which Sunnova manages as a service for 25+ years. Raised Over $2.5 Billion In Private Funding Strong Enphase Partner and Customer for Over 5 Years Supported us during tough times Strategic relationship across all levels Collaboration on product development Power Energy Independence Sunnova’s Mission

Sunnova and Enphase Partnership John Berger CEO, Sunnova

The energy industry is changing and Sunnova is helping lead the charge. With competition and consumer choice guiding our strategy, we support policies that offer customers more options, better service, greater savings and energy freedom. Sunnova — An Industry Leader Founded in 2012 and headquartered in Houston, Texas, Sunnova is the leading privately held residential solar + battery storage service provider in the United States. With nearly 60,000 customers across the U.S and its territories, including Guam, Puerto Rico and the Northern Mariana Islands, Sunnova uniquely provides a 25-year service commitment with every homeowner’s customized solar + storage system.

POWER ENERGY INDEPENDENCE Driven by Sunnova Freedom to live life uninterrupted Managed as a service

At Sunnova, we see energy independence as the freedom to live life uninterrupted. We are the source for clean, affordable, renewable and always available energy. We are driven to harness solar to ensure that whether on or off grid, day or night, during the calm or when nature is fiercest, the sun will never set on our customers. We are leading with our energy as a service offerings; solar, storage and energy control to power our customers for how and when they need it. We are Sunnova and we Power Energy Independence.

Sunnova and Enphase Partnership As an early adopter of their technology, Enphase’s various technology solutions have decreased our cost to serve our customers, enabling us to offer our customers a better service at a better price. Our two companies share a common vision for the future of the energy industry, and the future generations of Enphase’s technology will continue to provide reliable and top-tier technology solutions to solar and storage service providers all over the world. Ensemble will be an integral part of the future of powering energy independence for consumers. +

Ensemble Solar And Storage Raghu Belur Chief Products Officer

What Is Ensemble? B4 IQ 8 Storage Micro + Cells + BMS Tertiary control, API interface, Over-the-air- firmware- upgrade IQ 8 Micro IQ 8 Micro IQ 8 Micro Enlighten Cloud Load Center Critical Loads Loads Critical Loads Communication and Control Non-Critical Loads Generator Automatic Transfer Switch Solar + Storage + Communication & Control + Cloud Grid AC Combiner (Gateway) Complete Solution: Solar + Storage + Communication & Control + Cloud Energy Management: Economic Optimization, Fleet Management Distributed Architecture: Master-less System Scalable: Easily Expandable Flexible: Any Configuration Of Solar, Storage And Generator Resilient: Robust Load Management With Intelligent Brown-out and Black Start Advanced Features: Fine Grained Load Control, Electronic Current Limiting Reliability: Micros Designed To Operate For 25 Years Even In Corrosive Environments

Ensemble Value Proposition – Power Of The Platform Complete Solution: Solar + Storage + Communication & Control + Cloud Energy Management: Economic Optimization, Fleet Management Distributed Architecture: Master-less System Scalable: Easily Expandable Flexible: Any Configuration Of Solar, Storage And Generator Resilient: Robust Load Management With Intelligent Brown-Out And Black Start Advanced Features: Fine Grained Load Control, Electronic Current Limiting Reliability: Micros Designed To Operate For 25 Years Even In Corrosive Environments B4

IQ8 Microinverter Is The Foundation Of Ensemble Bi-directional System That Enables Grid Independent Operation IQ 8 Storage Micro + Cells + BMS Tertiary control, API interface, Over-the-air- firmware- upgrade IQ 8 Micro IQ 8 Micro IQ 8 Micro Enlighten Cloud Load Center Critical Loads Loads Critical Loads Communication and Control Non-Critical Loads Generator Automatic Transfer Switch B4 AC Combiner (Gateway) Solar + Storage + Communication & Control + Cloud Grid

IQ8 Microinverter B4 Swift ASIC Is The Heart Of The System 55nm; 5 Million Gates; Mixed Signal ARM Processor Embedded In The ASIC High Speed Digital Control Control Vectors Updated Every 20ns Software Defined Grid Tied Or Grid Independent Bi-directional Acts As An Inverter And Charge Controller Used For Power Conversion In Encharge

Energy Storage Is A Key Element Of Ensemble High Capacity AC Coupled Storage System IQ 8 Storage Micro + Cells + BMS Tertiary control, API interface, Over-the-air- firmware- upgrade IQ 8 Micro IQ 8 Micro IQ 8 Micro Enlighten Cloud Load Center Critical Loads Loads Critical Loads Communication and Control Non-Critical Loads Generator Automatic Transfer Switch B4 AC Combiner (Gateway) Solar + Storage + Communication & Control + Cloud Grid

Enphase Storage Portfolio B4 Q4’18 ACB 1.5 Coming Second Generation Cost Reduction EMEA, APAC 1.2 kWh Modular System 2016 ACB 1.0 First Generation ToU optimization EMEA, APAC 1.2 kWh Modular System Shipped Over 25 MWh Till Date 3.3 kWh and 10 kWh Modular Systems 1H’19 Encharge Third Generation Ensemble NA, EMEA, APAC Full Power Backup Coming

Encharge 3.3 kWh B4 Modular 2-Person Install Flexible and Scalable Single Phase Distributed Resilient 3.3kWh x 1 = 3.3kWh 1.28kW x 1 = 1.28kW Cells LFP Cooling Passive Environ. Outdoor Comms Zigbee Weight: 40kg Size: 300mm x 700mm x 265mm Mounting: Wall and Floor

Encharge 10 kWh (Modular Design) Modular 2-Person Install Flexible and Scalable Single & Three Phase Distributed Resilient 3.3kWh x 3 = 10kWh 1.28kW x 3 = 3.8kW Cells LFP Cooling Passive Environ. Outdoor Comms Zigbee Weight: 120kg Size: 1000mm x 700mm x 265mm Mounting: Wall and Floor B4

Ensemble Communication And Control Fine Grained Load Control IQ 8 Storage Micro + Cells + BMS Tertiary control, API interface, Over-the-air- firmware- upgrade IQ 8 Micro IQ 8 Micro IQ 8 Micro Enlighten Cloud Load Center Critical Loads Loads Critical Loads Communication and Control Non-Critical Loads Generator Automatic Transfer Switch B4 Solar + Storage + Communication & Control + Cloud Grid AC Combiner (Gateway)

B4 Ensemble Communication And Control AC Combiner And Automatic Transfer Switch Gateway With Cellular & Wi-Fi Fall Back To Cellular When Wi-Fi Fails Protection Circuit For Solar And Storage 4 X 20A: Solar + Storage Revenue Grade Metering ANSI C12 Electronic Current Limiting Eliminates Main Panel Upgrade 8 Individual Circuits Of Load Monitoring And Control Whole House Backup Connects To Load Side Of The Main Panel No Utility Disruption Protection Circuitry Included No Critical Load Panel Additional Features Load Prioritization Software Control To Enable And Reject Loads Expandable

Use Case 1 – Grid Tied Solar System Backward Compatible To Install Base B4 AC Combiner (Gateway) Non-Critical Loads Tertiary control, API interface, Over-the-air- firmware- upgrade Load Center Communication and Control Loads Enlighten Cloud Solar + Communication & Control + Cloud Grid IQ 8 Micro IQ 8 Micro IQ 8 Micro

Automatic Transfer Switch Use Case 2 – Grid Independent Solar System Seamless Transition Between Grid Tied And Off Grid B4 Non-Critical Loads Tertiary control, API interface, Over-the-air- firmware-upgrade Load Center Communication and Control IQ 8 Micro IQ 8 Micro IQ 8 Micro Solar + Communication & Control + Cloud Grid Critical Loads Generator Enlighten Cloud AC Combiner (Gateway)

Use Case 3 – Grid Independent Energy System B4 IQ 8 Storage Micro + Cells + BMS Non-Critical Loads Tertiary control, API interface, Over-the-air- firmware- upgrade Enlighten Cloud Critical Loads Load Center Generator Communication and Control Non-Critical Loads Solar + Storage + Communication & Control + Cloud Grid Alexa, Take Me Off Grid AC Combiner (Gateway) Automatic Transfer Switch IQ 8 Micro IQ 8 Micro IQ 8 Micro

Use Case 4 – Off Grid Un-Plugging Homes From The Grid B4 Non-Critical Loads Tertiary control, API interface, Over-the-air- firmware- upgrade Enlighten Cloud Load Center Communication and Control IQ 8 Micro IQ 8 Micro IQ 8 Micro Loads IQ 8 Storage Micro + Cells + BMS Solar + Storage + Communication & Control + Cloud No Grid AC Combiner (Gateway)

B4 Enphase Ensemble Advantage versus Competition



Solar	Enphase AC Coupled	DC Coupled System	AC Coupled System
Reliability	High	Low	
Design: String Sizing	Simple	Complex	
Environmental Rating	NEMA 6	NEMA 3R	NA
Long Operating Life	25 Years	12 Years	
Safety	AC	400V DC	



Storage	Enphase AC Coupled	DC Coupled System	AC Coupled System
Scalability	High	Limited	Limited
Chemistry	LFP	NMC	NCA or NMC
Safety	Low Voltage DC	High Voltage DC	High Voltage DC
Installation	40 kg (12kg/kWh)	88.5 kg (8.9kg/kWh)	125 kg (9.3kg/kWh)



System	Enphase AC Coupled	DC Coupled System	AC Coupled (With String)
One Stop Shop	Yes	No	No
Cost	Competitive	Lower	Competitive
Reliability	High	Low	Medium
Over-The-Air-Firmware-Upgrade	Yes	Yes	Yes
Expandable	Yes	Limited	Yes

Ensemble Solar + Storage Available First Half Of 2019

47 | © 2018 Enphase Energy, Inc. | CONFIDENTIAL

ENPHASE.

We are Transforming Access To Energy Grid Tied to Grid Independence B4

Customer Experience Jeff McNeil VP of Quality and Customer Service

What is Enphase’s Strategy 30-20-10 World Class Customer Experience Profitable Top Line Growth Solid Financial Foundation A C D B

Quality Is The Bedrock Of The Enphase Design C ASIC Integration Over-The-Air Software Upgrade Design For Reliability No Single Point Of Failure 10X Reduction in DPPM Testing > Industry Standards

Improving Quality From One Generation To Next C Improvement Every Generation 0.7X 0.1X Source: Enphase Data

Enphase Has Made Customer Service A Priority C Take Care Of Homeowners and Installers Put in Place Right People, Processes Enable Self-Service – App, Chat, Forums > 60% NPS Customers = Promoters Achieve Best in Class Quality Issues Solved First Time In Minutes

Improving Operations To Resolve Customer Issues C 3.0X 2.0X 1.0X Source: Enphase Data

Getting Enphase NPS To World Class C Target NPS = 60% Benchmark NPS data from https://npsbenchmarks.com.Stock values and 5 year % change as of Aug 5th 2018.

Solid Financial Foundation Eric Branderiz Chief Financial Officer

What is Enphase’s Strategy 30-20-10 World Class Customer Experience Profitable Top Line Growth Solid Financial Foundation A C D B

Solid Financial Foundation D Company Executing On Operations 30-20-10 On Track For Q4’18 Positive Free Cash Flow Generation For Two Quarters In A Row Balance Sheet Transformation Reducing Cash Conversion Cycle Convert Financing

Enphase 30-20-10 Target Operating Model D Gross Margin 30% Cost Management – Multi-Sourcing, Zero-Based Cost Focusing On Accessories And Overhead Strong Pricing Management OPEX 20% Off-Shoring To India Increasing Corporate Efficiency Targeted Investments Operating Income 10% Achieve And Sustain Profitability Revenue Top Line Growth Increase Microinverters Market Share With IQ, ACM, World Class Quality And Customer Experience Target Model

Enphase Financials D *See reconciliation to most comparable GAAP measure in Appendix

All numbers reflected are on Non-GAAP Basis, refer to Appendix for reconciliation to the most comparable GAAP measure Enphase On Track For 30-20-10 D Q1’17 To Q2’18 Exited Low GM Accounts Focus on Profitable Growth Q1’17 To Q2’18 Re-structuring Off-shoring To India Q1’17 To Q2’18 On Track to 30-20-10 Q1’17 To Q2’18 Pricing, Costs New Products

Balance Sheet Transformation D Solid Execution On Free Cash Flow Base Business Generating Free Cash Flow (FCF) With 30-20-10 SunPower’s Microinverter Acquisition Expected To Be Highly Accretive Rigorous Management Helps In Reducing Cash Conversion Cycle Recently Announced Convertible Notes Offer Opportunity to Improve Debt Terms From 2019

D Maintain 30 Days Of Inventory Optimize Receivables and Revenue Linearity Reducing Cash Conversion Cycle (CCC) Optimize Payables Using Multi-Sourcing Best-In-Class CCC AR, AP, Inventory Management Cash Business Process Simple Asset-Lite Business Model Lends Itself to Achieving Best-In-Class CCC Improved Bankability Enables Better Terms With Customers and Suppliers

Convert Offering Summary Issuer: Enphase Energy, Inc. (Nasdaq: ENPH) Security Offered: Convertible Notes Due 2023 Ranking: Senior Unsecured Offering Size: $60 Million Private Placement To TJ Rodgers: $5 Million In a Separate Private Placement in Addition to $60M of Notes Sold Use Of Proceeds: General Corporate Purposes Including Potential Repayment Of Indebtedness, Working Capital & M&A Maturity: 5 Years Coupon: 4.00% Conversion Price: $5.56 Settlement Upon Conversion: Physical Settlement Into Underlying Shares D

Ensemble Storage Set To Ramp Storage Attach With Solar Rapidly Increasing Globally Enphase Microinverters Are Installed On 130K-180K Homes Annually Expect 3-5% Storage Attach Rate By Q4’19 10kWh Storage Expected To Be The Sweet Spot Pricing Based On Ensemble Value For Both Long Tail And Tier 1 Gross Margin Expected To Follow Corporate Model OPEX Already Accounted For In 2018 D

Conclusions Badri Kothandaraman President & CEO

Conclusions On Track For 30–20–10 In Q418 Solidify Market Share Leadership In Microinverters Innovate To Solve Customer Problems Creating A Solid Foundation For Profitable Top Line Growth Supply Chain Optimization, Pricing Management And IQ 7 Transition Ensemble Solar And Storage Expected To Be A Game Changer IQ7 Platform Enables Regional Expansion Now IQ7X Supports 96-Cell Modules Now – More Coming! Acquisition Of Sunpower’s Microinverter Business Advances ACM As The Future Of Residential Solar

Q & A

Appendix

Enphase Financials – GAAP Basis

Enphase Financials – GAAP To Non-GAAP Reconciliation

Enphase ®